 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 1, 2019
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN LOGI	SIX Swiss Exchange Nasdaq Global Select Market

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Appointment of Interim Chief Financial Officer and Principal Accounting Officer
On April 29, 2019, Logitech International S.A. (“Logitech”) filed a Current Report on Form 8-K that reported that Nate Olmstead was appointed as interim Chief Financial Officer and Principal Financial Officer, effective as of June 1, 2019. On May 2, 2019, Logitech’s Board of Directors further appointed Mr. Olmstead as Principal Accounting Officer, effective upon Vincent Pilette’s departure from Logitech, which will be effective following the filing of Logitech’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which is required to be filed by May 30, 2019.
Compensatory Arrangements for Interim Chief Financial Officer
On May 1, 2019, in addition to Mr. Olmstead’s existing compensation, the Compensation Committee of Logitech’s Board of Directors approved the additional compensation described below for Mr. Olmstead in connection with Mr. Olmstead’s appointment as interim Chief Financial Officer:

•
Cash payments equal to $75,000 per year in the aggregate, starting June 1, 2019 and to be paid bi-weekly so long as Mr. Olmstead continues to serve as Logitech’s interim Chief Financial Officer and to be discontinued when Mr. Olmstead ceases to serve as Logitech’s interim Chief Financial Officer.

•
A cash bonus equal to $150,000, fifty percent (50%) of which will become payable on the six month anniversary of Mr. Olmstead’s appointment as interim Chief Financial Officer (December 1, 2019), and the remaining fifty percent (50%) of which will become payable following the date Logitech files its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, subject in each case to Mr. Olmstead continuing to be a service provider at Logitech on the applicable payment date and irrespective of Mr. Olmstead’s title as of such payment date.

•
An award of restricted stock units to be granted on May 15, 2019 with a grant value of $400,000 to be converted to a number of shares based on the closing price of Logitech’s registered shares on the Nasdaq Global Select Market on the date of grant, rounded up to the nearest whole share (the “RSU Award”). The RSU Award will fully vest on the one year anniversary of the date of grant (May 15, 2020), subject to Mr. Olmstead continuing to be a service provider at Logitech and irrespective of Mr. Olmstead’s title as of such vesting date. The RSU Award will be made pursuant to Logitech’s 2006 Stock Incentive Plan, as amended, and the relevant forms of agreement adopted under such plan.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bracken Darrell

Bracken Darrell
President and Chief Executive Officer

/s/ Bryan Ko

Bryan Ko
May 3, 2019	General Counsel